Exhibit 10.61

LATTICE SEMICONDUCTOR CORPORATION

[NAME] INDUCEMENT

STOCK OPTION AGREEMENT

I.	NOTICE OF STOCK OPTION GRANT

[NAME]

[ADDRESS]

You have been granted a Nonstatutory Stock Option to purchase Common Stock of the Company, subject to the terms and conditions of this Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share                             $

Total Number of Shares Granted

Total Exercise Price                                     $

Term/Expiration Date:

Vesting Schedule:

This Option shall vest and may be exercised, in whole or in part, in accordance with the following schedule:

Twenty-five percent (25%) of the Shares subject to this Option shall vest twelve (12) months from the Vesting Commencement Date, subject to the Optionee continuing to be a Service Provider through such dates. The remaining Shares will be scheduled to vest at 6.25% of the Shares subject to the Option on the last day of each three (3) month period thereafter, subject to the Optionee continuing to be a Service Provider, provided that vesting is suspended for the number of days by which a leave exceeds a full pay period.

Termination Period:

Vested Shares of this Option may be exercised for three (3) months after Optionee ceases to be a Service Provider, or for such longer period and to such extent as may be applicable upon the death or Disability of Optionee as provided in Section E of Part II of this Agreement, but in no event longer than the Term/Expiration Date as provided above.

II.	AGREEMENT

A. Definitions. As used herein, the following definitions shall apply.

(a) “Agreement” means this Inducement Stock Option Agreement between the Company and Optionee evidencing the terms and conditions of this Option.

(b) “Administrator” means the Compensation Committee of the Board. The Administrator has full authority and discretion to administer this Option, including but not limited to the authority to: (i) modify or amend the Option (subject to Section I of this Agreement), including, but not limited to, the discretionary authority to extend the exercise period of the Option, (ii) authorize any person to execute on behalf of the Company any instrument required to effect the grant or amendment of the Option previously granted or amended by the Administrator, (iii) provide for the transferability of the Option, and (iv) construe and interpret the terms of the Option. All decisions, determinations and interpretations of the Administrator shall be final and binding on the Optionee.

(c) “Applicable Laws” means the requirements relating to the administration of stock options under state corporate laws of the United States, U.S. federal and state securities laws, the Code, any other applicable federal or state law, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Lattice Semiconductor Corporation, a Delaware corporation.

(h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(i) “Director” means a member of the Board.

(j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) “Employee” means any person, including Directors, employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not cease to be such in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, or, if the day of determination is not a market trading day, on the first market day following the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, or, if the day of determination is not a market trading day, on the first market trading day following the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) “Notice of Grant” means a written notice, in Part I of this Agreement, evidencing the terms and conditions of this Option. The Notice of Grant is part of the Agreement.

(p) “Option” means this stock option.

(q) “Optioned Stock” means the Common Stock subject to this Option.

(r) “Optionee” means the person named in the Notice of Grant or such person’s successor.

(s) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(t) “Service Provider” means an Employee or Consultant.

(u) “Share” means a share of the Common Stock, as adjusted in accordance with Section H of this Agreement.

(v) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

B. Grant of Option.

The Company hereby grants to the Optionee named in the Notice of Grant the Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of this Agreement.

C. Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of this Agreement. Consistent with Applicable Law and unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any leave of absence in excess of one pay period.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to the Stock Administrator of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and applicable tax withholding.

(c) Legal Compliance. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

D. Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

1. cash; or

2. check; or

3. consideration received by the Company under a cashless exercise program implemented by the Company; or

4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

5. to the extent permitted by the Administrator, delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the Exercise Price.

E. Termination of Employment.

(a) In the event the employment of the Optionee by the Company or by any Parent or Subsidiary of the Company is terminated by retirement or for any reason, voluntarily or involuntarily, with or without cause, other than in the circumstances specified in subsection (b) below, the Option held by the Optionee may be exercised at any time prior to its expiration date or the expiration of three (3) months after the date of such termination of employment, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the Option on the date of such termination (i.e. no vesting occurs after termination).

(b) In the event the Optionee’s employment by the Company or by any Parent or Subsidiary of the Company is terminated because of death or Disability, the Option may be fully exercised with respect to all remaining unexercised Shares, including those shares that would otherwise have been unvested on the date of death or Disability, at any time prior to its expiration date or the expiration of one (1) year after the date of such termination, whichever is the shorter period. If the Optionee’s employment is terminated by death, the Option shall be exercisable only by the person or persons to whom the Optionee’s rights under the Option shall pass by the Optionee’s will or by the laws of descent and distribution of the state or country of the Optionee’s domicile at the time of death.

(c) In the event of the death or termination of employment of the Optionee, to the extent the Option shall not have been exercised within the limited periods provided above, all further rights to purchase Shares pursuant to the Option shall cease and terminate at the expiration of such periods.

F. Transferability of Option.

(a) Option Generally Non-Transferable. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian, legal representative or permitted transferees. Except as specified below, no Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. The terms of this Agreement shall be binding upon the transferees, purchasers, executors, administrators, heirs, successors and assigns of the Optionee.

(b) Limited Transferability of Option. At the sole discretion of the Administrator or its appointee, and subject to such terms and conditions as the Administrator or its appointee deems advisable, the Administrator or its appointee may allow, by means of a writing to the Optionee, for all or part of this Option, to the extent such shares of this Option are fully vested, to be assigned or transferred, including by means of sale, during the Optionee’s lifetime to a member of the Optionee’s immediate family or to a trust, LLC or partnership for the benefit of any one or more members of the Optionee’s immediate family. “Immediate family” as used herein means the spouse, lineal descendants, father, mother, brothers and sisters of the Optionee. In such case, the transferee shall receive and hold the Option subject to the provision of this Agreement, and there shall be no further assignation or transfer of the Option.

G. Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Agreement.

H. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

1. Adjustments. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by the Option, as well as the price per share of Common Stock covered by the Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a reorganization, merger, consolidation, plan of exchange, recapitalization, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

2. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for the Optionee to have the right to exercise his or her Option until thirty (30) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

3. Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

I. Entire Agreement; Governing Law.

This Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Oregon.

J. Notices.

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Company at its then current principal executive office or to such other address as the Company may hereafter designate to the Optionee by notice as provided in this Section. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath his or her signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

K. Withholding Taxes.

Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

L. NO GUARANTEE OF CONTINUED SERVICE.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement. Optionee has reviewed this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	LATTICE SEMICONDUCTOR CORPORATION

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

LATTICE SEMICONDUCTOR CORPORATION

EXERCISE NOTICE

Lattice Semiconductor Corporation

5555 NE Moore Court

Hillsboro, OR 97124

Attention: Stock Administrator

1. Exercise of Option. Effective as of today, ________________, 20__, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Lattice Semiconductor Corporation (the “Company”) under and pursuant to the Inducement Stock Option Agreement dated [DATE] (the “Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares together with any required withholding taxes to be paid in connection with the exercise of the Option.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Agreement and agrees to abide by and be bound by its terms and conditions.

4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section H of the Agreement.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

7. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Board, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on all parties.

8. Entire Agreement; Governing Law. The Agreement is incorporated herein by reference together with any documents incorporated by reference therein. This Agreement, together with the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of [Oregon].

Submitted by: OPTIONEE	Accepted by: LATTICE SEMICONDUCTOR CORPORATION

Signature

Print Name

Address

Date Received